Exhibit 99.1

KEEMO Group Corp. Announces Strategic Expansion into Entertainment and Gaming Industries

SHENZHEN, China, September 4, 2024 — KEEMO Fashion Group Limited. (“KEEMO” or the “Company”) (OTCPINK: KMFG), a company operates in apparel and garment trade industry through wholesaling men’s and women’s apparel to retailers in Asian countries. today announced its plans to venture into the entertainment and gaming industries, marking a significant diversification of its business portfolio. This strategic move underscores the company’s commitment to innovation and growth as it seeks to tap into the rapidly expanding entertainment sector.

The company’s involvement in the entertainment industry will be broad and diverse, with opportunities not limited to any specific sector. This approach allows KEEMO Fashion Group Limited to explore and capitalize on various segments within the entertainment world, including, but not limited to, online novel reading, gaming, digital media, and more.

Liu Lu, who has an extensive background in the gaming industry in China, expressed her enthusiasm for this new venture. “China’s gaming market is not only one of the largest, but also one of the most innovative in the world,” said Liu Lu. “I am incredibly enthusiastic about the growth potential in both the gaming and broader entertainment sectors. Our approach may include self-starting initiatives as well as strategic mergers and acquisitions of existing companies that align with our vision.”

Liu’s experience in the gaming sector, combined with her leadership at KEEMO Fashion Group Limited positions the company to capitalize on the immense growth potential in these areas. The expansion into entertainment not only reflects the company’s adaptability and forward-thinking strategy but also its commitment to exploring new and exciting opportunities that align with evolving consumer interests.

As KEEMO Fashion Group Limited embarks on this new journey, the company remains dedicated to delivering innovative and high-quality experiences, whether in apparel and garment trade, entertainment, or gaming.

About KEEMO Fashion Group Limited.

KEEMO Fashion Group Limited is a company that operates in the apparel and garment trade industry through wholesaling men’s and women’s apparel to retailers in Asian countries. For more information about the Company, please visit the website: https://www.keemofashion.com/.

Caution Concerning Forward Looking Statements

All statements other than statements of historical fact in this announcement are forward-looking statements in nature within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions are intended to identify such forward-looking statements. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to consider risk factors, including those described in the Company’s filings with the SEC, that may affect the Company’s future results. All forward-looking statements attributable to the Company and its subsidiaries or persons acting on their behalf are expressly qualified in their entirety by these risk factors. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. These forward-looking statements are based on information currently available to KEEMO and its current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of KEEMO’s Form S-1/A dated May 12, 2023. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Company Contact:

KEEMO Fashion Group Limited.

Phone: + (86) 176 12822 030

keemofashiongroup@gmail.com